UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2016

Wesco Aircraft Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford
Valencia, California 91355
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On March 24, 2016, Wesco Aircraft Hardware Corp. (the “Borrower”), Wesco Aircraft Holdings, Inc. (“Wesco”) and certain of Wesco’s subsidiaries entered into the Third Amendment to Credit Agreement (the “Amendment”) to the credit agreement, dated as of December 7, 2012, by and among Wesco, the Borrower, Barclays Bank PLC (“Barclays”), as administrative agent, collateral agent, issuing lender and swingline lender, and the other lenders and agents party thereto (as amended, the “Credit Agreement”).

The Amendment modifies the Credit Agreement to reduce the maximum amount permitted to be incurred under a Cash-Capped Incremental Facility (as such term is defined in the Credit Agreement) from $150 million to $100 million.

The Amendment also modifies the Credit Agreement to increase the Consolidated Total Leverage Ratio (as such term is defined in the Credit Agreement) levels in the financial covenant set forth in the Credit Agreement to a maximum of 4.50 for the quarters ending March 31, 2016, June 30, 2016 and September 30, 2016, with step-downs to 4.25 for the quarter ending December 31, 2016, 4.00 for the quarter ending March 31, 2017 and 3.75 for the quarter ending June 30, 2017 and thereafter. As of December 31, 2015, Wesco was in compliance with the foregoing covenant, and Wesco’s Consolidated Total Leverage Ratio was 4.18.

All other material terms of the Credit Agreement remain the same. Additional information regarding the terms of the Credit Agreement is contained in Wesco’s current reports on Form 8-K dated December 7, 2012 and February 28, 2014, annual report on Form 10-K for the fiscal year ended September 30, 2015 and quarterly report on Form 10-Q for the quarter ended December 31, 2015. This summary of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description

10.1
Third Amendment to Credit Agreement, by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp., Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, dated as of March 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO AIRCRAFT HOLDINGS, INC.

Date:	March 24, 2016	By:	/s/ Richard J. Weller
Richard J. Weller Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Third Amendment to Credit Agreement, by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp., Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, dated as of March 24, 2016

4